SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 27, 2004

                          MEASUREMENT SPECIALTIES, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEW JERSEY                    001-11906               22-2378738
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 (STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
       OF INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)


              710 RT 46 EAST, SUITE 206, FAIRFIELD NEW JERSEY 07004
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020
                                                           --------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 9.   REGULATION FD DISCLOSURE

     On May 27, 2004, the registrant issued a press release announcing its financial results for the three and twelve month periods ended March 31, 2004. The press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MEASUREMENT SPECIALTIES, INC.


                               By:  /s/  John P. Hopkins
                                   -----------------------------------------
Date:  May 28, 2004                Name:  John P. Hopkins
                                   Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit 99.1 Press release, dated May 27, 2004, announcing the registrant's financial results for the three and twelve month periods ended March 31, 2004.


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